Exhibit 4.1

CC Draft 8/23/06
Clifford Chance US LLP

SIMON PROPERTY GROUP, L.P.

ISSUER

TO

JPMORGAN CHASE BANK, N.A.

TRUSTEE

EIGHTEENTH SUPPLEMENTAL INDENTURE

DATED AS OF AUGUST 29, 2006

$600,000,000  5.600% NOTES due 2011

$500,000,000  5.875% NOTES due 2017

SUPPLEMENT TO INDENTURE,
DATED AS OF NOVEMBER 26, 1996,
BETWEEN
SIMON PROPERTY GROUP, L.P.
AND
JPMORGAN CHASE BANK, N.A.
(AS SUCCESSOR TO THE CHASE MANHATTAN BANK),
AS TRUSTEE

i

EXHIBITS

EXHIBIT A	Form of Global Note
EXHIBIT B	Form of Certificated Note

ii

EIGHTEENTH SUPPLEMENTAL INDENTURE, dated as of August 29, 2006 (the “Eighteenth Supplemental Indenture”), between SIMON PROPERTY GROUP, L.P. (formerly known as Simon DeBartolo Group, L.P.), a Delaware limited partnership (the “Issuer” or the “Operating Partnership”), having its principal offices at National City Center, 115 West Washington Street, Suite 15 East, Indianapolis, Indiana 46204, and JPMORGAN CHASE BANK, N.A. (as successor to The Chase Manhattan Bank), a national banking association organized and existing under the laws of the United States of America, as trustee (the “Trustee”), having its Corporate Trust Office at 4 New York Plaza, 15th Floor, New York, New York 10004.

RECITALS

WHEREAS, the Issuer and Simon Property Group, L.P., a Delaware limited partnership acting as a guarantor (the “Guarantor”), executed and delivered to the Trustee an Indenture, dated as of November 26, 1996 (the “Original Indenture”), providing for the issuance from time to time of debt securities evidencing unsecured and unsubordinated indebtedness of the Issuer;

WHEREAS, on December 31, 1997 the Guarantor was merged into the Issuer as contemplated under the Indenture;

WHEREAS, the Issuer changed its name from “Simon DeBartolo Group, L.P.” to “Simon Property Group, L.P.” effective as of September 24, 1998;

WHEREAS, the Original Indenture provides that by means of a supplemental indenture, the Issuer may create one or more series of its debt securities and establish the form and terms and conditions thereof;

WHEREAS, the Issuer intends by this Eighteenth Supplemental Indenture to create and provide for the following series of debt securities:

(i)            Simon Property Group, L.P. 5.600% Notes due 2011 (the “2011 Notes”) in an aggregate principal amount of $600,000,000; and

(ii)           Simon Property Group, L.P. 5.875% Notes due 2017 (the “2017 Notes,” and, together with the 2011 Notes, the “Notes”) in an aggregate principal amount of $500,000,000;

WHEREAS, the Board of Directors of Simon Property Group, Inc., the general partner of the Issuer, has approved the creation of the Notes and the forms, terms and conditions thereof pursuant to Sections 301 and 1701 of the Original Indenture; and

WHEREAS, all actions required to be taken under the Original Indenture with respect to this Eighteenth Supplemental Indenture have been taken.

NOW, THEREFORE, IT IS AGREED:

ARTICLE I

DEFINITIONS, CREATION, FORMS AND
TERMS AND CONDITIONS OF THE SECURITIES

SECTION 1.01.      Definitions.  Capitalized terms used in this Eighteenth Supplemental Indenture and not otherwise defined shall have the meanings ascribed to them in the Original Indenture. Certain terms, used principally in Article II of this Eighteenth Supplemental Indenture, are defined in that Article. In addition, the following terms shall have the following meanings to be equally applicable to both the singular and the plural forms of the terms defined:

“Business Day” means any day, other than a Saturday or Sunday, on which banking institutions in New York, New York are open for business.

“Certificated Notes” has the meaning set forth in Article III.

“Closing Date” means August 29, 2006.

“Dollar” or “$” means the lawful currency of the United States of America.

“DTC” means The Depository Trust Company, its nominees and their successors and assigns.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Global Note” means a single permanent fully-registered global note in book-entry form, without coupons, substantially in the form of Exhibit A attached hereto.

“Indenture” means the Original Indenture as supplemented by this Eighteenth Supplemental Indenture.

“Issuer” has the meaning set forth in the Recitals hereto.

“Make-Whole Amount” means, in connection with any optional redemption or accelerated payment of any Notes, the excess, if any, of (i) the aggregate present value, as of the date of such redemption or accelerated payment, of each Dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of each such dollar if such redemption or accelerated payment had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate, determined on the third Business Day preceding the date notice of such redemption or accelerated payment is given, from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made, to the date of redemption or accelerated payment, over (ii) the aggregate principal amount of the Notes being redeemed or accelerated.

“Notes” has the meaning set forth in the Recitals hereto.

“Operating Partnership” has the meaning set forth in the Recitals hereto.

“Original Indenture” has the meaning set forth in the Recitals hereto.

“Prior Supplemental Indentures” has the meaning set forth in Section 2.01.

“Reinvestment Rate” means, in connection with any optional redemption or accelerated payment of any Notes, the yield on treasury securities at a constant maturity corresponding to the remaining life (as of the date of redemption or accelerated payment, and rounded to the nearest month) to Stated Maturity of the principal being redeemed (the “Treasury Yield”) as stated in such Notes, plus (i) 0.20%, in the case of the 2011 Notes or (ii) 0.25%, in the case of the 2017 Notes. For purposes hereof, the Treasury Yield shall be equal to the arithmetic mean of the yields published in the Statistical Release under the heading “Week Ending” for “U.S. Government Securities — Treasury Constant Maturities” with a maturity equal to such remaining life; provided, that if no published maturity exactly corresponds to such remaining life, then the Treasury Yield shall be interpolated or extrapolated on a straight-line basis from the arithmetic means of the yields for the next shortest and next longest published maturities, rounding each of such relevant periods to the nearest month. For purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used. If the format or content of the Statistical Release changes in a manner that precludes determination of the Treasury Yield in the above manner, then the Treasury Yield shall be determined in the manner that most closely approximates the above manner, as reasonably determined by the Operating Partnership.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Statistical Release” means the statistical release designated “H.15(519)” or any successor publication which is published weekly by the Federal Reserve System and which reports yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any required determination, then such other reasonably comparable index which shall be designated by the Operating Partnership.

“Trustee” has the meaning set forth in the Recitals hereto.

“Underwriters” means, collectively, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, ING Financial Markets LLC, Wedbush Morgan Securities Inc., SG America Securities, LLC and Fifth Third Securities, Inc.

“Underwriting Agreement” means the Underwriting Agreement dated August 22, 2006 among the Operating Partnership and the Underwriters.

“2011 Interest Payment Date” has the meaning set forth in Section 1.04(c).

“2017 Interest Payment Date” has the meaning set forth in Section 1.05(c).

“2011 Notes” has the meaning set forth in the Recitals hereto.

“2017 Notes” has the meaning set forth in the Recitals hereto.

“2011 Redemption Price” has the meaning set forth in Section 1.04(d).

“2017 Redemption Price” has the meaning set forth in Section 1.05(d).

“2011 Regular Record Date” has the meaning set forth in Section 1.04(c).

“2017 Regular Record Date” has the meaning set forth in Section 1.05(c).

SECTION 1.02.      Creation of the Notes. In accordance with Section 301 of the Original Indenture, the Issuer hereby creates each of the 2011 Notes and the 2017 Notes as a separate series of its securities issued pursuant to the Indenture. The 2011 Notes shall be issued initially in an aggregate principal amount of $600,000,000 and the 2017 Notes shall be issued initially in an aggregate principal amount of $500,000,000, except as permitted by Sections 304, 305 or 306 of the Original Indenture.

SECTION 1.03.      Form of the Notes. The Notes shall be issued in the form of a Global Note, duly executed by the Operating Partnership and authenticated by the Trustee, which shall be deposited with, or on behalf of, DTC and registered in the name of “Cede & Company,” as the nominee of DTC. The Notes shall be substantially in the form of Exhibit A attached hereto. So long as DTC, or its nominee, is the registered owner of the Global Note, DTC or its nominee, as the case may be, shall be considered the sole owner or Holder of the Notes represented by such Global Note for all purposes under the Indenture. Ownership of beneficial interests in such Global Note shall be shown on, and transfers thereof will be effected only through, records maintained by DTC (with respect to beneficial interests of participants) or by participants or Persons that hold interests through participants (with respect to beneficial interests of beneficial owners).

SECTION 1.04.      Terms and Conditions of the 2011 Notes. The 2011 Notes shall be governed by all the terms and conditions of the Original Indenture, as supplemented by this Eighteenth Supplemental Indenture. In particular, the following provisions shall be terms of the 2011 Notes:

(a)           Title and Aggregate Principal Amount. The title of the 2011 Notes shall be as specified in the Recitals; and the aggregate principal amount of the 2011 Notes shall be as specified in Section 1.02 of this Eighteenth Supplemental Indenture, except as permitted by Sections 304, 305 or 306 of the Original Indenture.

(b)           Stated Maturity. The 2011 Notes shall mature, and the unpaid principal thereon shall be payable, on September 1, 2011, subject to the provisions of the Original Indenture.

(c)           Interest. The rate per annum at which interest shall be payable on the 2011 Notes shall be 5.600%. Interest on the 2011 Notes shall be payable semi-annually in arrears on each March 1 and September 1, commencing on March 1, 2007 (each, a “2011 Interest Payment Date”), and on the Stated Maturity as specified in Section 1.04(b) of this Eighteenth Supplemental Indenture, to the Persons in whose names the applicable 2011 Notes are registered in the Security Register applicable to the 2011 Notes at the close of business on the 15th calendar day immediately prior to such payment date regardless of whether such day is a Business Day (each, a “2011 Regular Record Date”). Interest on the 2011 Notes shall be computed on the basis of a 360-day year of twelve 30-day months. Interest on the 2011 Notes shall accrue from August 29, 2006.

(d)           Sinking Fund, Redemption or Repayment. No sinking fund shall be provided for the 2011 Notes and the 2011 Notes shall not be repayable at the option of the Holders thereof prior to Stated Maturity. The 2011 Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of (i) 100% of the principal amount of the 2011 Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such 2011 Notes (collectively, the “2011 Redemption Price”), all in accordance with the provisions of Article XI of the Original Indenture.

If the 2011 Notes are redeemed on or after 90 days prior to the Stated Maturity of the 2011 Notes, the 2011 Redemption Price shall not include the Make-Whole Amount.

If notice of redemption has been given as provided in the Original Indenture and funds for the redemption of any 2011 Notes called for redemption shall have been made available on the Redemption Date referred to in such notice, such 2011 Notes shall cease to bear interest on the Redemption Date and the only right of the Holders of the 2011 Notes from and after the Redemption Date shall be to receive payment of the Redemption Price upon surrender of such 2011 Notes in accordance with such notice.

(e)           Registration and Form. The 2011 Notes shall be issuable as Registered Securities as provided in Section 1.03 of this Eighteenth Supplemental Indenture. The 2011 Notes shall be issued and may be transferred only in minimum denominations of $2,000 and integral multiples of

$1,000 in excess thereof. All payments of principal and interest in respect of the 2011 Notes shall be made by the Issuer in immediately available funds.

(f)            Defeasance and Covenant Defeasance. The provisions for defeasance in Section 1402 of the Original Indenture, and the provisions for covenant defeasance (which provisions shall apply, without limitation, to the covenants set forth in Article II of this Eighteenth Supplemental Indenture) in Section 1403 of the Original Indenture, shall be applicable to the 2011 Notes.

(g)           Make-Whole Amount Payable Upon Acceleration. Upon any acceleration of the Stated Maturity of the 2011 Notes in accordance with Section 502 of the Original Indenture, the Make-Whole Amount on the 2011 Notes shall become immediately due and payable, subject to the terms and conditions of the Indenture.

(h)           Further Issues. The Issuer may, from time to time, without the consent of the Holders, create and issue further securities having the same terms and conditions as the 2011 Notes in all respects, except for issue date and issue price. Additional 2011 Notes issued in this manner shall be consolidated with and shall form a single series with the previously outstanding 2011 Notes. Notice of any such issuance shall be given to the Trustee and a new supplemental indenture shall be executed in connection with the issuance of such securities.

(i)            Other Terms and Conditions. The 2011 Notes shall have such other terms and conditions as provided in the form thereof attached as Exhibit A.

SECTION 1.05.      Terms and Conditions of the 2017 Notes. The 2017 Notes shall be governed by all the terms and conditions of the Original Indenture, as supplemented by this Eighteenth Supplemental Indenture. In particular, the following provisions shall be terms of the 2017 Notes:

(a)           Title and Aggregate Principal Amount. The title of the 2017 Notes shall be as specified in the Recitals; and the aggregate principal amount of the 2017 Notes shall be as specified in Section 1.02 of this Eighteenth Supplemental Indenture, except as permitted by Sections 304, 305 or 306 of the Original Indenture.

(b)           Stated Maturity. The 2017 Notes shall mature, and the unpaid principal thereon shall be payable, on March 1, 2017, subject to the provisions of the Original Indenture.

(c)           Interest. The rate per annum at which interest shall be payable on the 2017 Notes shall be 5.875%. Interest on the 2017 Notes shall be payable semi-annually in arrears on each March 1 and September 1, commencing on March 1, 2007 (each, a “2017 Interest Payment Date”), and on the Stated Maturity as specified in Section 1.05(b) of this Eighteenth Supplemental Indenture, to the Persons in whose names the applicable 2017 Notes are registered in the Security Register applicable to the 2017 Notes at the close of business on the 15th calendar day immediately prior to such payment date regardless of whether such day is a Business Day (each, a “2017 Regular Record Date”). Interest on the 2017 Notes shall be computed on the basis of a 360-day year of twelve 30-day months. Interest on the 2017 Notes shall accrue from August 29, 2006.

(d)           Sinking Fund, Redemption or Repayment. No sinking fund shall be provided for the 2017 Notes and the 2017 Notes shall not be repayable at the option of the Holders thereof prior to Stated Maturity. The 2017 Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of (i) 100% of the principal amount of the 2017 Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole

Amount, if any, with respect to such 2017 Notes (collectively, the “Redemption Price”), all in accordance with the provisions of Article XI of the Original Indenture.

If the 2017 Notes are redeemed on or after 90 days prior to the Stated Maturity of the 2017 Notes, the 2017 Redemption Price shall not include the Make-Whole Amount.

If notice of redemption has been given as provided in the Original Indenture and funds for the redemption of any 2017 Notes called for redemption shall have been made available on the Redemption Date referred to in such notice, such 2017 Notes shall cease to bear interest on the Redemption Date and the only right of the Holders of the 2017 Notes from and after the Redemption Date shall be to receive payment of the Redemption Price upon surrender of such 2017 Notes in accordance with such notice.

(e)           Registration and Form. The 2017 Notes shall be issuable as Registered Securities as provided in Section 1.03 of this Eighteenth Supplemental Indenture. The 2017 Notes shall be issued and may be transferred only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. All payments of principal and interest in respect of the 2017 Notes shall be made by the Issuer in immediately available funds.

(f)            Defeasance and Covenant Defeasance. The provisions for defeasance in Section 1402 of the Original Indenture, and the provisions for covenant defeasance (which provisions shall apply, without limitation, to the covenants set forth in Article II of this Eighteenth Supplemental Indenture) in Section 1403 of the Original Indenture, shall be applicable to the 2017 Notes.

(g)           Make-Whole Amount Payable Upon Acceleration. Upon any acceleration of the Stated Maturity of the 2017 Notes in accordance with Section 502 of the Original Indenture, the Make-Whole Amount on the 2017 Notes shall become immediately due and payable, subject to the terms and conditions of the Indenture.

(h)           Further Issues. The Issuer may, from time to time, without the consent of the Holders, create and issue further securities having the same terms and conditions as the 2017 Notes in all respects, except for issue date and issue price. Additional 2017 Notes issued in this manner shall be consolidated with and shall form a single series with the previously outstanding 2017 Notes. Notice of any such issuance shall be given to the Trustee and a new supplemental indenture shall be executed in connection with the issuance of such securities.

(i)            Other Terms and Conditions. The 2017 Notes shall have such other terms and conditions as provided in the form thereof attached as Exhibit A.

ARTICLE II

COVENANTS FOR BENEFIT OF HOLDERS OF NOTES;
EVENTS AND NOTICE OF DEFAULT

SECTION 2.01.      Covenants for Benefit of Holders of Notes. In addition to the covenants set forth in Article X of the Original Indenture, there are established pursuant to Section 901(2) of the Original Indenture the following covenants for the benefit of the Holders of the Notes and to which the Notes shall be subject; provided, however, that the covenants set forth in Article II of any Supplemental Indenture dated prior to the date hereof (“Prior Supplemental Indentures”) as the same may be amended or modified from time to time hereafter shall apply to the Notes only for so long as any Securities issued pursuant to any Prior Supplemental Indentures remain outstanding.

(a)           Limitation on Debt. As of each Reporting Date (as defined below), Debt (as defined below) shall not exceed 65% of Total Assets (as defined below).

(b)           Limitation on Secured Debt. As of each Reporting Date, Secured Debt (as defined below) shall not exceed 50% of Total Assets.

(c)           Fixed Charge Coverage Ratio. For the four consecutive quarters ending on each Reporting Date, the ratio of Annualized EBITDA (as defined below) to Annualized Interest Expense (as defined below) shall be at least 1.50 to 1.00.

(d)           Maintenance of Unencumbered Assets. As of each Reporting Date, Unencumbered Assets (as defined below) shall be at least 125% of Unsecured Debt (as defined below).

SECTION 2.02.      Definitions. As used herein:

“Annualized EBITDA” means, for the four consecutive quarters ending on each Reporting Date, the Operating Partnership’s Pro Rata Share (as defined below) of earnings before interest, taxes, depreciation and amortization, with other adjustments as are necessary to exclude the effect of all realized or unrealized gains and losses related to hedging obligations, items classified as extraordinary items and impairment charges in accordance with generally accepted accounting principles, adjusted to reflect the assumption that (i) any EBITDA related to any assets acquired or placed in service since the first day of such four-quarter period had been earned, on an annualized basis, from the beginning of such period, and (ii) any assets disposed of during such four-quarter period had been disposed of as of the first day of such period and no EBITDA related to such assets had been earned during such period.

“Annualized Interest Expense” means, for the four consecutive quarters ending on each Reporting Date, the Operating Partnership’s Pro Rata Share of interest expense, with other adjustments as are necessary to exclude the effect of items classified as extraordinary items, in accordance with generally accepted accounting principles, reduced by amortization of debt issuance costs and adjusted to reflect the assumption that (i) any interest expense related to indebtedness incurred since the first day of such four-quarter period is computed as if such indebtedness had been incurred as of the beginning of such period, and (ii) any interest expense related to indebtedness that was repaid or retired since the first day of such four-quarter period is computed as if such indebtedness had been repaid or retired as of the beginning of such period (except that, in making such computation, the amount of interest expense related to indebtedness under any revolving credit facility shall be computed based upon the average daily balance of such indebtedness during such four-quarter period).

“Capitalization Rate” means 7.00%.

“Capitalized Value” means, as of any date, Annualized EBITDA divided by the Capitalization Rate.

“Company” means Simon Property Group, Inc., a Delaware corporation and the sole general partner of the Operating Partnership.

“Debt” means the Operating Partnership’s Pro Rata Share of the aggregate principal amount of indebtedness in respect of (i) borrowed money evidenced by bonds, notes, debentures or similar instruments, as determined in accordance with generally accepted accounting principles, (ii) indebtedness secured by any mortgage, pledge, lien, charge, encumbrance or any security interest existing on property owned by the Operating Partnership or any Subsidiary directly, or indirectly through unconsolidated joint ventures, as determined in accordance with generally accepted accounting principles, (iii) reimbursement obligations in connection with any letters of credit actually issued and called, (iv) any lease of property by the Operating Partnership or any Subsidiary as lessee which is reflected in the Operating Partnership’s balance sheet as a capitalized lease, in accordance with generally accepted accounting principles; provided, that Debt also includes, to the extent not otherwise included, any obligation by the Operating Partnership or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise, items of indebtedness of another Person (other than the Operating Partnership or any Subsidiary) described in clauses (i) through (iv) above (or, in the case of any such obligation made jointly with another Person, the Operating Partnership’s or Subsidiary’s allocable portion of such obligation based on its ownership interest in the related real estate assets); and provided, further, that Debt excludes Intercompany Debt (as defined below).

“Intercompany Debt” means Debt to which the only parties are the Company, the Operating Partnership and any of their Subsidiaries or affiliates (but only so long as such Debt is held solely by any of the Company, the Operating Partnership and any Subsidiary or affiliate) that is subordinate in right of payment to the Notes.

“Pro Rata Share” means any applicable figure or measure of the Operating Partnership and its Subsidiaries on a consolidated basis, less any portion attributable to minority interests, plus the Operating Partnership’s or its Subsidiaries’ allocable portion of such figure or measure, based on their ownership interest, of unconsolidated joint ventures.

“Reporting Date” means March 31, June 30, September 30 and December 31 of each year.

“Secured Debt” means Debt secured by any mortgage, lien, pledge, encumbrance or security interest of any kind upon any of the property of the Operating Partnership or any Subsidiary.

“Stabilized Asset” means (i) with respect to an acquisition of an asset, such asset becomes stabilized when the Operating Partnership or its Subsidiaries or an unconsolidated joint venture in which the Operating Partnership or any Subsidiary has an interest has owned the asset as of at least six Reporting Dates, and (ii) with respect to a new construction or development asset, such asset becomes stabilized four Reporting Dates after the earlier of (a) six Reporting Dates after substantial completion of construction or development or (b) the first Reporting Date on which the asset is at least 90% leased.

“Total Assets” means, as of any Reporting Date, the sum of (i) for Stabilized Assets, Capitalized Value; (ii) for all other assets of the Operating Partnership and its Subsidiaries, the Operating Partnership’s Pro Rata Share of undepreciated book value as determined in accordance with generally accepted accounting principles; and (iii) the Operating Partnership’s Pro Rata Share of cash and cash equivalents.

“Unencumbered Annualized EBITDA” means Annualized EBITDA less any portion thereof attributable to assets serving as collateral for Secured Debt.

“Unencumbered Assets” as of any Reporting Date shall be equal to Total Assets as of such date multiplied by a fraction, the numerator of which is Unencumbered Annualized EBITDA and the denominator of which is Annualized EBITDA.

“Unsecured Debt” means Debt which is not secured by any mortgage, lien, pledge, encumbrance or security interest of any kind.

SECTION 2.03.      Events of Default. For the purposes of the Notes, Section 501 of the Original Indenture is hereby amended by, supplemented with, and where inconsistent replaced by, the following provisions; provided, however that Section 501 of the Original Indenture, as the same may be amended or modified from time to time hereafter, shall apply to the Notes only for so long as any Securities issued pursuant to any Prior Supplemental Indentures remain outstanding:

(a)           Section 501(4) of the Original Indenture is replaced in its entirety by the following:

“(4)         default in the performance, or breach, of any covenant or warranty of the Issuer in this Indenture with respect to any Security of that series (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or”

(b)           Section 501(5) of the Original Indenture is replaced in its entirety by the following:

“(5)         a default under any evidence of recourse indebtedness of the Issuer, or under any mortgage, indenture or other instrument of the Issuer (including a default with respect to Securities of any series other than that series) under which there may be issued or by which there may be secured any recourse indebtedness of the Issuer (or of any Subsidiary, the repayment of which the Issuer has guaranteed or for which the Issuer is directly responsible or liable as obligor or guarantor), whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay an aggregate principal amount exceeding $50,000,000 of such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto and shall have resulted in such indebtedness in an aggregate principal amount exceeding $50,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Issuer to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a “Notice of Default” hereunder; or”

SECTION 2.04.      Notice of Defaults. For the purposes of the Notes, Section 601 of the Original Indenture is hereby replaced in its entirety by the following; provided, however that Section 601 of the Original Indenture, as the same may be amended or modified from time to time hereafter, shall apply to the Notes only for so long as any Securities issued pursuant to any Prior Supplemental Indentures remain outstanding:

“Notice of Defaults. Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of

(or premium, if any) or interest on or any Additional Amounts with respect to any Security of such series, or in the payment of any sinking fund installment with respect to the Securities of such series, the Trustee shall be protected in withholding such notice if an so long as a trust committee of Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Securities and Coupons of such series; and provided further that in the case of any default or breach of the character specified in Section 501(4) with respect to the Securities and Coupons of such series, no such notice to Holders shall be given until at least 90 days after the occurrence thereof. For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Securities of such series.”

ARTICLE III

TRANSFER AND EXCHANGE

(a)           The Global Note shall be exchanged by the Operating Partnership for one or more Notes in definitive, fully registered certificated form, without coupons, substantially in the form of Exhibit B hereto (the “Certificated Notes”) if (i) DTC (1) has notified the Operating Partnership that it is unwilling or unable to continue as, or ceases to be, a clearing agency registered under Section 17A of the Exchange Act and (2) a successor to DTC registered as a clearing agency under Section 17A of the Exchange Act is not able to be appointed by the Operating Partnership within 90 calendar days or (ii) DTC is at any time unwilling or unable to continue as depositary and the Operating Partnership is not able to appoint a successor to DTC within 90 calendar days. If an Event of Default occurs and is continuing, the Operating Partnership shall, at the request of the Trustee or the Holder thereof, exchange all or part of the Global Note, for one or more Certificated Notes, as applicable. Whenever a Global Note is exchanged for one or more Certificated Notes, it shall be surrendered by the Holder thereof to the Trustee and cancelled by the Trustee. All Certificated Notes issued in exchange for a Global Note or a portion thereof shall be registered in such names, and delivered, as DTC shall instruct the Trustee.

(b)           Any Holder of a Global Note shall, by acceptance of such Global Note, agree that transfers of beneficial interests in such Global Note may be effected only through a book-entry system maintained by such Holder (or its agent), and that ownership of a beneficial interest in the Notes represented thereby shall be required to be reflected in book-entry form. Transfers of a Global Note shall be limited to transfers in whole and not in part, to DTC, its successors and their respective nominees. Interests of beneficial owners in a Global Note shall be transferred in accordance with the rules and procedures of DTC (or its successors).

ARTICLE IV

LEGENDS

SECTION 4.01.      Legends. Each Global Note shall bear the following legends on the face thereof:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC,

ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

ARTICLE V

TRUSTEE

SECTION 5.01.      Corporate Trust Office. The Trustee is appointed as the principal paying agent, transfer agent and registrar for the Notes and for the purposes of Section 1002 of the Indenture. The Notes may be presented for payment at the Corporate Trust Office of the Trustee or at any other agency as may be appointed from time to time by the Operating Partnership in The City of New York.

SECTION 5.02.      Recitals of Fact. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Eighteenth Supplemental Indenture or the due execution thereof by the Issuer. The recitals of fact contained herein shall be taken as the statements solely of the Issuer and the Trustee assumes no responsibility for the correctness thereof.

SECTION 5.03       Successor. Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association to which all or substantially all of the corporate trust business of the Trustee may be sold or otherwise transferred, shall be the successor trustee hereunder without any further act.

ARTICLE VI

MISCELLANEOUS PROVISIONS

SECTION 6.01.      Ratification of Original Indenture. This Eighteenth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture, and as supplemented and modified hereby, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Eighteenth Supplemental Indenture shall be read, taken and construed as one and the same instrument.

SECTION 6.02.      Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 6.03.      Successors and Assigns. All covenants and agreements in this Eighteenth Supplemental Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

SECTION 6.04.      Separability Clause. In case any one or more of the provisions contained in this Eighteenth Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 6.05.      Governing Law. This Eighteenth Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York. This Eighteenth Supplemental Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Eighteenth Supplemental Indenture and shall, to the extent applicable, be governed by such provisions.

SECTION 6.06.      Counterparts. This Eighteenth Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

* * * *

IN WITNESS WHEREOF, the parties hereto have caused this Eighteenth Supplemental Indenture to be duly executed all as of the date first above written.

SIMON PROPERTY GROUP, L.P.

By:	Simon Property Group, Inc.,
its sole General Partner

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.
as Trustee

By:
Name:
Title:

Exhibit A

FORM OF GLOBAL NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

REGISTERED	REGISTERED
NO. [1 / 1]	PRINCIPAL AMOUNT
CUSIP NO. [828807 BU 0 / 828807 BV 8]	[$600,000,000 / $500,000,000]

GLOBAL SECURITY
SIMON PROPERTY GROUP, L.P.

[5.600 / 5.875]% Note due [2011 / 2017]

Simon Property Group, L.P., a Delaware limited partnership (the “Issuer,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of [SIX HUNDRED MILLION / FIVE HUNDRED MILLION] dollars on [September 1, 2011 / March 1, 2017] (the “Maturity Date”), and to pay interest thereon from August 29, 2006, semi-annually in arrears on March 1 and September 1 of each year (each, an “Interest Payment Date”), commencing on March 1, 2007, and on the Maturity Date, at the rate of [5.600 / 5.875]% per annum, until payment of said principal sum has been made or duly provided for.

The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date shall be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to this Note at the close of business on the “Record Date” for such payment, which shall be the 15th calendar day immediately prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below). Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, shall be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including August 29, 2006, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a “Payment Date”) falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date shall be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day. “Business Day” means any day, other than a Saturday or a Sunday on which banking institutions in New York, New York are open for business.

The principal of this Note payable on the Maturity Date shall be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

Payments of principal and interest in respect of this Note shall be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee’s Certificate of Authentication. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Eighteenth Supplemental Indenture hereinafter referred to.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated:  August 29, 2006

SIMON PROPERTY GROUP, L.P.
as Issuer

By:	SIMON PROPERTY GROUP, INC.
its sole General Partner

By:
Name:
Title:

Attest:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, N.A.
as Trustee

By:
Authorized Officer

[REVERSE OF NOTE]

SIMON PROPERTY GROUP, L.P.

[5.600 / 5.875]% Note due [2011 / 2017]

This security is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the “Securities”), issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the “Indenture”), duly executed and delivered by the Issuer to JPMorgan Chase Bank, N.A. (as successor to The Chase Manhattan Bank), as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Eighteenth Supplemental Indenture, dated as of August 29, 2006, between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered and for the definition of capitalized terms used hereby and not otherwise defined. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This Security is one of a series designated as the Simon Property Group, L.P. [5.600 / 5.875]% Notes due [2011 / 2017], initially limited in aggregate principal amount to [$600,000,000 / $500,000,000] (the “Notes”).

In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of (i) 100% of the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes. If the Notes are redeemed on or after 90 days prior to the Maturity Date, the redemption price shall not include the Make-Whole Amount. Notice of any optional redemption shall be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption shall specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or (iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including Simon Property Group, Inc. or such partner’s assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

This Note is issuable only in registered form without Coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. This Note may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Notes of authorized denominations in an equal aggregate principal amount shall be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the

Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise be required by mandatory provisions of law.

Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Eighteenth Supplemental Indenture referred to herein.

[ABBREVIATIONS]

The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

UNIF GIFT MIN ACT –               Custodian          (Cust)

(minor) under Uniform Gifts to Minors Act                                        (State)

TEN ENT – as tenants by the entireties

JT TEN – as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address including postal zip code of assignee.)

This Note and all rights thereunder hereby irrevocably constituting and appointing Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:

Notice: The signature(s) on this Assignment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

Exhibit B

FORM OF CERTIFICATED NOTE

REGISTERED

NO. [1 / 1]	PRINCIPAL AMOUNT
CUSIP NO. [828807 BU 0 / 828807 BV 8]	[$600,000,000 / $500,000,000]

DEFINITIVE SECURITY
SIMON PROPERTY GROUP, L.P.

[5.600 / 5.875]% Note due [2011 / 2017]

Simon Property Group, L.P., a Delaware limited partnership (the “Issuer,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to                                                , or registered assigns, the principal sum of [SIX HUNDRED MILLION / FIVE HUNDRED MILLION] dollars on [September 1, 2011 / March 1, 2017] (the “Maturity Date”), and to pay interest thereon from August 29, 2006, semi-annually in arrears on March 1 and September 1 of each year (each, an “Interest Payment Date”), commencing on March 1, 2007, and on the Maturity Date, at the rate of [5.600 / 5.875]% per annum, until payment of said principal sum has been made or duly provided for.

The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date shall be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to this Note at the close of business on the “Record Date” for such payment, which shall be the 15th calendar day immediately prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below). Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, shall be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including August 29, 2006, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a “Payment Date”) falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date shall be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day. “Business Day” means any day, other than a Saturday or a Sunday on which banking institutions in New York, New York are open for business.

The principal of this Note payable on the Maturity Date shall be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

Payments of principal and interest in respect of this Note shall be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee’s Certificate of Authentication. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Eighteenth Supplemental Indenture hereinafter referred to.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated:  August 29, 2006

SIMON PROPERTY GROUP, L.P.
as Issuer

By:	SIMON PROPERTY GROUP, INC.
its sole General Partner

By:
Name:
Title:

Attest:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, N.A.
as Trustee

By:
Authorized Officer

[REVERSE OF NOTE]

SIMON PROPERTY GROUP, L.P.

[5.600 / 5.875]% Note due [2011 / 2017]

This security is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the “Securities”), issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the “Indenture”), duly executed and delivered by the Issuer to JPMorgan Chase Bank, N.A. (as successor to The Chase Manhattan Bank), as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Eighteenth Supplemental Indenture, dated as of August 29, 2006, between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered and for the definition of capitalized terms used hereby and not otherwise defined. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This Security is one of a series designated as the Simon Property Group, L.P. [5.600 / 5.875]% Notes due [2011 / 2017], initially limited in aggregate principal amount to [$600,000,000 / $500,000,000] (the “Notes”).

In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of (i) 100% of the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes. If the Notes are redeemed on or after 90 days prior to the Maturity Date, the redemption price shall not include the Make-Whole Amount. Notice of any optional redemption shall be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption shall specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or (iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including Simon Property Group, Inc. or such partner’s assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

This Note is issuable only in registered form without Coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. This Note may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Notes of authorized denominations in an equal aggregate principal amount shall be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the

Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise be required by mandatory provisions of law.

Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Eighteenth Supplemental Indenture referred to herein.

[ABBREVIATIONS]

The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

UNIF GIFT MIN ACT –               Custodian         (Cust)

(minor) under Uniform Gifts to Minors Act                                     (State)

TEN ENT – as tenants by the entireties

JT TEN – as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address including postal zip code of assignee.)

This Note and all rights thereunder hereby irrevocably constituting and appointing Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:

Notice: The signature(s) on this Assignment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.